UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

SALEM MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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SEC 1913 (04-05)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SUPPLEMENT TO PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 8, 2019

EXPLANATORY NOTE

On March 29, 2019, Salem Media Group, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2019 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Stockholders to held on May 8, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 5 that is soliciting an advisory (non-binding) vote determining the frequency of future non-binding advisory stockholder votes on executive compensation (“Proposal 5”). This Proposal 5 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC, and this Proxy Statement corrects that error. Other than the addition of this Proposal 5 to the Proxy Statement and the Proxy Card and the updated Notice of the Annual Meeting that adds the Proposal 5, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This Proxy Statement Supplement should be read together with the Proxy Statement.

4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

March 29, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Media Group, Inc. (“Salem” or the “Company”). The Annual Meeting is scheduled to be held on Wednesday, May 8, 2019, at Salem’s corporate offices, which are located at 4880 Santa Rosa Road, Camarillo, California, at 9:30 a.m. P.D.T. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, the agenda for the Annual Meeting includes:

1.

The election of the nine (9) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Proposal to amend and restate the Company’s 1999 Stock Incentive Plan.

3.	Proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

4.	An advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K.

5.	An advisory (non-binding) vote determining the frequency of future non-binding advisory stockholder votes on executive compensation.

6.	To transact any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends that you vote FOR the election of the slate of Director nominees and FOR the proposal to amend and restate the Company’s 1999 Stock Incentive plan and FOR the proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm and FOR the approval of the advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K. The board of directors also recommends that you vote to conduct future advisory stockholder votes on executive compensation once every three (3) years. Please refer to the Proxy Statement for detailed information on the above proposals. Directors and executive officers of Salem will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted.

As we have done in prior years, we are using the U.S. Securities and Exchange Commission rule that permits companies to furnish their proxy materials over the Internet. Unless you have opted out of receiving Notices, instead of mailing you a paper copy of the proxy materials, we will be mailing to you a Notice containing instructions on how to access our proxy materials over the Internet. Therefore, a proxy card was not sent to you and you may vote only via telephone or online if you do not attend the Annual Meeting.

We urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares online, by telephone or, if you have chosen to receive paper copies of the proxy materials by mail, by signing, dating and returning the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card. The approximate date on which this Proxy Statement and the enclosed proxy card and Notice are first being sent or made available to stockholders is March 29, 2019. On behalf of the Board of Directors and all of the employees of Salem, we wish to thank you for your support.

Sincerely yours,

STUART W. EPPERSON Chairman of the Board

EDWARD G. ATSINGER III Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 8, 2019: Our Proxy Statement for the 2019 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2018 are available at www.proxyvote.com.

If you have any questions concerning the Proxy Statement or the accompanying proxy card, or if you need any help in voting your shares, please telephone Christopher J. Henderson of Salem at (805) 987-0400.

PLEASE VOTE YOUR SHARES

ONLINE, BY TELEPHONE OR BY

SIGNING, DATING AND RETURNING

THE ENCLOSED PROXY CARD TODAY.

PROPOSAL 5

ADVISORY (NON-BINDING) VOTE DETERMINING THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, at the Annual Meeting, the Company is asking shareholders to provide input on the frequency of future shareholder advisory votes on executive compensation. In particular, the Company is asking whether the advisory vote should occur every year, every two (2) years or every three (3) years. You may also abstain from voting.

After careful consideration, the Board has determined that holding an advisory vote on executive compensation every three (3) years is the most appropriate policy for the Company, and recommends that stockholders vote for future advisory votes on named executive officer compensation to occur every three (3) years. The Board of Directors believes that holding an advisory vote every three (3) years will allow shareholders to provide us with direct input on the compensation of our executive officers. However, you should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

Vote Required and Board of Directors’ Recommendation

This advisory vote on the frequency of future advisory “say-on-pay” votes is non-binding on the Board. The option of one (1) year, two (2) years or three (3) years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on “say-on-pay” that has been selected by our stockholders. However, because this vote is advisory and not binding, the Board may in the future decide to conduct advisory votes on a more or less frequent basis. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE (3) YEARS.

SALEM MEDIA GROUP, INC.

ATTN: KYRON JOHNSON

4880 SANTA ROSA ROAD

CAMARILLO, CA 93012

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 7, 2019 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 7, 2019 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E74044-P18479	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

  SALEM MEDIA GROUP, INC.

The BOARD OF DIRECTORS recommends a vote “FOR” Proposal 1.
1.	The election of the nine (9) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

	Nominees:	For	Against	Abstain

	1a. Stuart W. Epperson	☐	☐	☐

	1b. Edward G. Atsinger III	☐	☐	☐	The BOARD OF DIRECTORS recommends a vote “FOR” Proposals 2, 3 and 4.		For	Against	Abstain

	1c. Richard Riddle[t]	☐	☐	☐	2.	Proposal to amend and restate the Company’s 1999 stock incentive plan.	☐	☐	☐

	1d. Jonathan Venverloh	☐	☐	☐	3.	Proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

	1e. J. Keet Lewis	☐	☐	☐	4.	An advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K.	☐	☐	☐

	1f. Eric H. Halvorson[t]	☐	☐	☐	The Board of Directors recommends you vote 3 Years on the following proposal:	1 Year	2 Years	3 Years	Abstain

	1g. Edward C. Atsinger	☐	☐	☐	5.	An advisory (non-binding) vote determining the frequency of future non-binding advisory stockholder votes on executive compensation. ☐	☐	☐	☐

	1h. Stuart W. Epperson Jr.	☐	☐	☐	NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.
	1i. Heather Grizzle	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	[t] The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Riddle and Halvorson.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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E74045-P18479

SALEM MEDIA GROUP, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 8, 2019

Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Christopher J. Henderson, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A common stock of Salem Media Group, Inc. (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at Salem’s corporate office, 4880 Santa Rosa Road, Camarillo, California 93012, on Wednesday, May 8, 2019, at 9:30 a.m. PDT, and any postponement(s) or adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, March 29, 2019. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class A common stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If no instructions are provided for Proposal 1 or Proposals 2, 3, 4, and 5 the shares will not be voted for the respective proposals.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and to be signed and dated on the reverse side.)

SALEM MEDIA GROUP, INC.

ATTN: KYRON JOHNSON

4880 SANTA ROSA ROAD

CAMARILLO, CA 93012

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 7, 2019 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 7, 2019 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E74046-P18479	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

  SALEM MEDIA GROUP, INC.

The BOARD OF DIRECTORS recommends a vote “FOR” Proposal 1.
1.	The election of the seven (7) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.
1.

	Nominees:	For	Against	Abstain	The BOARD OF DIRECTORS recommends a vote “FOR” Proposals 2, 3 and 4.		For	Against	Abstain

	1a. Stuart W. Epperson	☐	☐	☐	2.	Proposal to amend and restate the Company’s 1999 stock incentive plan.	☐	☐	☐

	1b. Edward G. Atsinger III	☐	☐	☐	3.	Proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

	1c. Jonathan Venverloh	☐	☐	☐	4.	An advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K.	☐	☐	☐

	1d. J. Keet Lewis	☐	☐	☐	The Board of Directors recommends you vote 3 Years on the following proposal:	1 Year	2 Years	` 3 Years	Abstain

	1e. Edward C. Atsinger	☐	☐	☐	5.	An advisory (non-binding) vote determining the frequency of future non-binding advisory stockholder votes on executive compensation. ☐	☐	☐	☐

	1f. Stuart W. Epperson Jr.	☐	☐	☐	NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.
	1g. Heather Grizzle	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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E74047-P18479

SALEM MEDIA GROUP, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 8, 2019

Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Christopher J. Henderson, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class B common stock of Salem Media Group, Inc. (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at Salem’s corporate office, 4880 Santa Rosa Road, Camarillo, California 93012, on Wednesday, May 8, 2019, at 9:30 a.m. PDT, and any postponement(s) or adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, March 29, 2019. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class B common stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If no instructions are provided for Proposal 1 or Proposals 2, 3, 4, and 5 the shares will not be voted for the respective proposals.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and to be signed and dated on the reverse side.)